UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 3, 2004

King Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	0-24425	54-1684963

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee 37620

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	423-989-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.    Other Events.

     During the first quarter of 2004, the Board of Directors of King Pharmaceuticals, Inc. (“King” or the “Company”) approved management’s decision to market for divestiture some of the Company’s women’s health products, including Prefest®, Nordette®, and Menest®. King is now actively marketing these assets to potential purchasers and plans to divest such assets by the end of the first quarter of 2005. King’s Prefest® and Nordette® product rights have therefore been classified as discontinued operations, and that change in classification was reported in our Form 10-Q for the periods ended March 31, 2004 and June 30, 2004. The Prefest® and Nordette® product rights held for sale have identifiable cash flows that are largely independent of the cash flows of other groups of assets and liabilities and have been classified as discontinued operations as required by Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.”

     On July 26, 2004, King entered into a merger agreement with Mylan Laboratories Inc. (“Mylan”) and a wholly-owned subsidiary of Mylan (“Merger Sub”) pursuant to which Mylan will acquire King in a stock-for-stock transaction. The transaction is anticipated to close by the end of calendar year 2004. The closing of the transaction is subject to regulatory approvals, the declaration of effectiveness of the Form S-4 registration statement to be filed by Mylan with the SEC, approval by the shareholders of King and Mylan and other customary closing conditions.

     The rules of the Securities and Exchange Commission (the “SEC”) require that when a registrant prepares a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement), such as the joint proxy statement/prospectus to be filed with the SEC in connection with the merger, that includes or incorporates by reference financial statements as of a date on or after the date a registrant reports a component as a discontinued operation, the registrant must also restate the prior period annual financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the discontinued operation. Accordingly, we are filing this Form 8-K to restate our consolidated financial statements for each of the three years in the period ended December 31, 2003, solely to reflect the reclassification of our Prefest® and Nordette® product rights from continuing operations to discontinued operations, as King’s financial statements are required to be included in or incorporated by reference into the joint proxy statement/prospectus noted above. We are presenting the following restated information in this Form 8-K:

•	Selected Financial Data,
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations, and
•	Consolidated Financial Statements and Related Notes.

     This Form 8-K does not reflect events occurring after the filing of the original Form 10-K for the year ended December 31, 2003, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations as described above and set forth below. In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations or Note 25 (“Subsequent Events”) to the Consolidated Financial Statements, other than as required to reflect the changes in discontinued operations. Significant developments with respect to those disclosures have occurred and are described in our Form 10-Q for the period ended June 30, 2004.

EXHIBIT INDEX

Exhibit	Description

23(a)	Consent of PricewaterhouseCoopers LLP
99(a)	Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99(b)	Consolidated Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KING PHARMACEUTICALS, INC.

By:	/s/ JAMES R. LATTANZI

James R. Lattanzi,
Chief Financial Officer

Date: September 3, 2004